                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports with respect to the audits of the partnerships listed below for the year ended December 31, 1994, and the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (333-20755).



                                                                          Date of Auditor's
     Partnership                                                                Report
___________________________                                           ___________________________



630 East Lincoln Avenue Associates                                    January  24, 1995
Aspen Stratford Apartments Company B                                  January  31, 1995
Aspen Stratford Apartments Company C                                  February  1, 1995
Benjamin Banneker Plaza Associates                                    January  31, 1995
Brightwood Limited Partnership                                        January  10, 1995
Cambridge Heights Apartments, Ltd.                                    February 15, 1995
Carter Associates Limited Partnership                                 March     4, 1995
Cherry Estates                                                        January  18, 1995
Christopher Court Housing Company                                     January  27, 1995
Concord Houses Associates                                             March     7, 1995
Duke Manor Associates                                                 February 14, 1995
Elderly Housing Associates Ltd. Partnership                           January  25, 1995
Forest Apartments Associates                                          February 16, 1995
Gate Manor Apartments, Ltd.                                           January  30, 1995
Greenfield Apartments Limited Parnership                              January  27, 1995
Greenfield North Apartments Limited Partnership                       January  23, 1995
Haili Associates                                                      February  6, 1995
Houston Aristocrat Apartments, Ltd.                                   January  24, 1995
Kapuna Associates                                                     February  6, 1995
Kinloch Urban East Housing                                            February 10, 1995
Koolau Housing Associates                                             February  6, 1995
Lakeview Arms Associates                                              February  2, 1995
Lee-Hy Manor Associates Limited Partnership                           February  8, 1995
Locust Park Associates                                                February  1, 1995
Loring Towers Associates                                              March     3, 1995
Mahoning Associates                                                   January  31, 1995
Milliken Apartments Company                                           February  1, 1995
Monument Street Limited Partnership                                   February  8, 1995
Neighborhoods of the Universities Lock Street Apartments Company      February  3, 1995
Oak Hollow South Associates                                           February 21, 1995
Orchard Mews Associates                                               February 15, 1995
Oxford Place Associates                                               February  8, 1995
Pittsfield Neighborhood Associates                                    March     9, 1995
Prince Street Towers Limited Partnership                              February  6, 1995
Sencit-Lebanon Company                                                January  20, 1995
St. Nicholas Associates                                               February 20, 1995
Tamarac Pines, Ltd.                                                   February 18, 1995
Tamarac Pines II, Ltd.                                                February  9, 1995
Taunton Green Associates                                              March     1, 1995
Taunton II Associates                                                 February 24, 1995
Tompkins Terrace Associates                                           February 23, 1995
Waipahu Associates                                                    February  6, 1995
Washington Chinatown Associates                                       February 15, 1995
Woodcrest Apartments, Ltd.                                            January  16, 1995
Worcester Episcopal Housing Company




/s/ J.A. PLUMER & CO., P.A.
Bethesda, Maryland
April 28, 1997